CARILLON SERIES TRUST

Carillon Chartwell Small Cap Growth

Fund

SUPPLEMENT DATED JULY 31, 2022 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS

DATED JULY 1, 2022

Effective July 31, 2022, Theresa H. Tran, CFA®, will become a Portfolio Manager for the Carillon Chartwell Small Cap Growth Fund (“Small Cap Growth Fund”). As a result, effective July 31, 2022, the following changes are made to the Small Cap Growth Fund’s Prospectus and Summary Prospectus, as applicable:

The “Portfolio Managers” section on page 5 of the Summary Prospectus and the “Summaries – Carillon Chartwell Small Cap Growth Fund – Portfolio Managers” section on page 27 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Portfolio Managers | Frank L. Sustersic, CFA®, and Theresa H. Tran, CFA®, are the Portfolio Managers of the Fund and are jointly and primarily responsible for all aspects of the Fund’s management. Mr. Sustersic and Ms. Tran have managed the Fund since July 2022. Mr. Sustersic served as the Portfolio Manager of the Fund’s predecessor from its inception in 2017 to June 2022.

In the “Portfolio Managers” section of the Prospectus, the first paragraph regarding the Small Cap Growth Fund on page 54 is hereby deleted in its entirety and replaced with the following:

Carillon Chartwell Small Cap Growth Fund – Frank L. Sustersic, CFA®, and Theresa H. Tran, CFA®, are jointly and primarily responsible for the day-to-day management of the Carillon Chartwell Small Cap Growth Fund.

In the “Portfolio Managers” section of the Prospectus, in the section regarding the Small Cap Growth Fund on page 54, the following is added immediately after the paragraph regarding Frank L. Sustersic:

Theresa H. Tran, CFA®, has 18 years of investment experience. Ms. Tran earned a Bachelor of Business Administration degree from Temple University, Fox School of Business and holds a Chartered Financial Analyst designation. From 2020 to June 2022, Ms. Tran worked as an Equity Research Analyst at Voya Investment Management. Prior to that, she worked as an Investment Analyst from 2017 to March 2020 at Chartwell. In addition, Ms. Tran was previously employed at Merck & Co., Inc. from 2016 – August 2017 where she served as Associate Director of Strategy and Planning; American Century Investments from 2015 – May 2016 where she served as an Investment Analyst; Turner Investments from 2007 – May 2014 where she served as an Analyst; and Towers Watson from 2004 to June 2007 where she served as a Health and Welfare Associate. Ms. Tran is a member of the CFA® Institute and the CFA® Society of Philadelphia.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE